UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2025 (December 8, 2025)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	PLUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2025, Pluri Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Chutzpah Holdings LP (the “Purchaser”), a limited partnership beneficially owned by Mr. Alexandre Weinstein, a non-U.S. investor and an existing shareholder and director of the Company (“Mr. Weinstein”), relating to a private placement offering (the “Offering”) of: (i) 625,000 common shares, par value $0.00001 per share (the “Common Shares”) of the Company, and (ii) warrants (the “Common Warrants”) to purchase up to 625,000 Common Shares. The combined purchase price for each Common Share and Common Warrant is $4.00. The Common Warrants will be exercisable immediately at an exercise price of $4.25 per share and will be exercisable until June 30, 2026. The Common Warrants contain customary anti-dilution provisions and are subject to a 35% beneficial ownership limitation. The Securities Purchase Agreement contains customary representations, warranties and indemnification obligations of the parties.

The gross proceeds to the Company from the Offering are expected to be approximately $2.5 million. The Company intends to use the proceeds from the Offering for working capital and general corporate purposes. The Offering is expected to close on or about December 15, 2025, subject to the satisfaction of customary closing conditions.

The securities issued with respect to the Offering are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 903 of Regulation S promulgated thereunder. The securities have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing descriptions of the Securities Purchase Agreement and the Common Warrants are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the form of Common Warrants, copies of which are filed as Exhibits 10.1 and 4.1, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2025, the Company’s board of directors (the “Board”) granted an aggregate of 10,248 restricted stock units (“RSUs”) to the Chief Executive Officer and Chief Financial Officer and an aggregate of 2,885 RSUs to Board members in lieu of cash compensation under the Company’s 2019 Equity Compensation Plan, with all RSUs vesting in equal monthly installments over three months. These grants were made to support the Company’s cost-management initiatives and to align leadership incentives with long-term performance objectives.

Item 8.01 Other Events.

Effective December 4, 2025, Mr. Weinstein was appointed by the Board as Chairman of the Board, and Mr. Zami Aberman was appointed by the Board as Vice Chairman of the Board. In connection therewith, Mr. Aberman’s consultancy agreement with the Company will be terminated effective January 4, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant
10.1	Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor Statement

This Current Report on Form 8-K contains express or implied forward-looking statements within the Private Securities Litigation Reform Act of 1995 and other U.S. Federal securities laws. For example, the Company is using forward-looking statements when it discusses the expected closing of the Offering, the receipt of the proceeds from the Offering and the intended use of the proceeds from the Offering. These forward-looking statements and their implications are based on the current expectations of the management of the Company only and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements about the Company: the conditions to the closing of the Offering may not be met; changes in technology and market requirements; the Company may encounter delays or obstacles in launching and/or successfully completing its clinical trials, if necessary; the Company’s products may not be approved by regulatory agencies; the Company’s technology may not be validated as it progresses further and its methods may not be accepted by the scientific community; the Company may be unable to retain or attract key employees whose knowledge is essential to the development of its products; unforeseen scientific difficulties may develop with the Company’s processes; the Company’s products may wind up being more expensive than it anticipates; results in the laboratory may not translate to equally good results in real clinical settings; the Company’s patents may not be sufficient; the Company’s products may harm recipients or consumers; changes in legislation with an adverse impact; inability to timely develop and introduce new technologies, products and applications; and loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of the Company to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: December 9, 2025	By:	/s/ Liat Zalts
	Name:	Liat Zalts
	Title:	Chief Financial Officer

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